SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                 March 30, 2006


                         Money Centers of America, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation of organization)



               000-49723                           23-2929364
       (Commission File Number)       (IRS Employer Identification Number)




                  700 South Henderson Road, Suite 325
                       King of Prussia, Pennsylvania          19406
                (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (610) 354-8888

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On March 30, 2006, Money Centers of America, Inc. issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press release, dated March 30, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MONEY CENTERS OF AMERICA, INC.

                                         By: /s/ Christopher M. Wolfington
                                                 --------------------------
                                       Name:     Christopher M. Wolfington
                                      Title:     Chief Executive Officer

Date:  March 31, 2006